SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 11, 1998
                                                  -----------------



                        INTERCOUNTY BANCSHARES, INC.
    ----------------------------------------------------------
      (Exact name of registrant as specified in its charter)



      OHIO                   0-23134                 31-1004998
-----------------       ---------------------   -----------------------
(State or other         (Commission File No.)   (IRS Employer I.D. No.)
 jurisdiction of
  incorporation)


            48 N. South Street, Wilmington, Ohio       45177
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including are code:   (937) 382-1441
                                                  ---------------------


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Item 5.      Other Events.
------       ------------

     On December 11, 1998, The National Bank and Trust Company, a national bank ("NB&T") and the wholly-owned subsidiary of InterCounty Bancshares, Inc. ("InterCounty"), acquired all of the outstanding shares of Arnold Jones Insurance Agency, Inc., an Ohio corporation located in Waynesville, Ohio (the "Agency").

     A total of 17,780 common shares of InterCounty were issued in exchange for the shares of the Agency.

                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 INTERCOUNTY BANCSHARES, INC.




                                  By:  /s/ Thomas L. Smith
                                       ---------------------------------
                                       Thomas L. Smith, President


Date: December 11, 1998